Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE KEROS THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO KEROS THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2
TO LICENSE AGREEMENT

This AMENDMENT NO. 2 (this “Amendment”) is entered into as of March 11, 2022 (the “Amendment Effective Date”), by and between KEROS THERAPEUTICS, INC., corporation organized and existing under the laws of Delaware and having a place of business at 99 Hayden Avenue, Suite 120, Building E, Lexington, MA 02421 (“Keros”), and HANSOH (SHANGHAI) HEALTHTECH CO., LTD., a corporation organized and existing under the laws of the People’s Republic of China having a place of business at Room 101, No.287 Xiangke Road and No.1158 Haike Road, China (Shanghai) Pilot Free Trade Zone, China (“Hansoh”). Keros and Hansoh are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Keros and Hansoh are parties to that certain License Agreement, dated as of December 12, 2021, as amended on February 10, 2022 (the “Agreement”); and

WHEREAS, in accordance with Section 15.1 of the Agreement, the Parties mutually desire to amend the Agreement in the manner set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.    All capitalized terms used, but not defined, in this Amendment shall have the meaning set forth in the Agreement.

2.    Section 7.1 to the Agreement is hereby deleted in its entirety and replaced with the following:

“Keros Manufacture and Supply. Hansoh shall purchase from Keros, and Keros shall use Commercially Reasonable Efforts to supply to Hansoh, all of its requirements for Licensed Products at Keros’ Fully Burdened Manufacturing Cost, plus a premium of [***], for Hansoh to conduct any Clinical Trial for obtaining any Regulatory Approval and for commercial purposes, in each case in the Field in the Hansoh Territory, provided that (a) Hansoh provides Keros with a forecast of its requirements for Licensed Products at least (i) [***] in advance for preclinical and Phase 1 clinical materials, (ii) at least [***] in advance for all other clinical materials not covered under Section 7.1(a)(i), and (iii) at least [***] in advance for commercial supply, and (b) submits a purchase order for such Licensed Products upon [***] written notice to Keros. The Parties shall negotiate in good faith a clinical supply agreement to be executed within [***]. Additionally, the Parties shall negotiate in good faith a commercial supply agreement to be executed within [***] prior to the anticipated First Commercial Sale of a Licensed Product by Hansoh in the Hansoh Territory (each of the clinical supply agreement and the commercial supply agreement, a “Supply Agreement”). [***].”

3.    Section 4.7(a) to the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) In addition to Keros’ obligation with respect to the transfer of Keros Licensed Know-How set forth under Section 2.6 and each Party’s adverse event and safety data reporting obligations pursuant to Section 5.8, but subject to the remainder of this Section 4.7, each Party shall, at its sole cost, provide the other Party (through the JCC) with copies of all

Data and access to Regulatory Materials related to all Licensed Products generated by or on behalf of and Controlled by such Party or its Affiliates or their sublicensees in the performance of Development activities of the Licensed Products (the “Product Materials”). Subject to the terms and conditions of this Agreement, (i) Keros may disclose Product Materials of Hansoh to Keros’ Affiliates and sublicensees of Keros or its Affiliates for use of such Product Materials in the Development, Manufacture, or Commercialization of Licensed Products in the Keros Territory; and (ii) Hansoh may disclose Product Materials of Keros to Hansoh’s Affiliates and sublicensees of Hansoh or its Affiliates for use of such Product Materials in the Development, Manufacture, or Commercialization of Licensed Products in the Hansoh Territory. The Parties shall negotiate in good faith a data sharing agreement to govern the exchange of Data related to Licensed Products, including Product Materials (the “Data Sharing Agreement”) [***]. The Data Sharing Agreement shall be executed within [***] prior to the first instance in which Hansoh processes (as defined under the General Data Protection Regulation 2016/67, as amended) any information relating to an identified or identifiable natural person that is covered by the General Data Protection Regulation 2016/67, as amended, in connection with this Agreement. For clarity, the JCC may establish reasonable policies to effectuate such exchange of Product Materials between the Parties in accordance with the terms of the Data Sharing Agreement. For clarity, the exchange and each Party’s use of Data and access to Regulatory Materials shall be compliant with Applicable Law, including the General Data Protection Regulation 2016/67, as amended. In addition, Hansoh may select to initiate non-clinical and clinical studies pursuant to this Article 4. Due to different requirements among Regulatory Authorities in the Hansoh Territory and the Keros Territory, there is no guarantee that Data generated from a non-clinical or clinical study in the Hansoh Territory will satisfy the requirements of another Regulatory Authority in the Keros Territory. In such case, both Parties shall discuss and resolve this matter in good faith. If Keros desires to use Data generated by Hansoh in any non-clinical or clinical study for a filing for Regulatory Approval in the Keros Territory, Keros shall reasonably reimburse Hansoh for [***].”

4.    Except as amended by this Amendment, the Agreement shall remain in full force and effect without modification. After the Amendment Effective Date, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this Amendment. In the event of inconsistency between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.

5.    This Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized officers as of the Amendment Effective Date.

Keros Therapeutics, Inc. By: /s/ Jasbir S. Seehra Name: Jasbir S. Seehra Title: Chief Executive Officer	Hansoh (Shanghai) Healthtech Co., Ltd. By: /s/ Weiyong Sun Name: Weiyong Sun Title: Authorized Representative

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE KEROS THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO KEROS THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO. 3
TO LICENSE AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”) is entered into as of December 11, 2022 (the “Amendment Effective Date”), by and between KEROS THERAPEUTICS, INC., corporation organized and existing under the laws of Delaware and having a place of business at 99 Hayden Avenue, Suite 120, Building E, Lexington, MA 02421 (“Keros”), and HANSOH (SHANGHAI) HEALTHTECH CO., LTD., a corporation organized and existing under the laws of the People’s Republic of China having a place of business at Room 101, No.287 Xiangke Road and No.1158 Haike Road, China (Shanghai) Pilot Free Trade Zone, China (“Hansoh”). Keros and Hansoh are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Keros and Hansoh are parties to that certain License Agreement, dated as of December 12, 2021, as amended on February 10, 2022 and March 11, 2022 (the “Agreement”); and

WHEREAS, in accordance with Section 15.1 of the Agreement, the Parties mutually desire to amend the Agreement in the manner set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.    All capitalized terms used, but not defined, in this Amendment shall have the meaning set forth in the Agreement.

2.    Section 7.2 to the Agreement is hereby deleted in its entirety and replaced with the following:

“Manufacturing Technology Transfer. Within [***] following the Effective Date, Hansoh shall request to initiate the manufacturing technology transfer in accordance with this Section 7.2, and the Parties shall enter into a manufacturing technology transfer agreement (“Manufacturing Technology Transfer Agreement”) by [***] to govern the transfer to Hansoh of all documents and information, and shall use Commercially Reasonable Efforts to complete the manufacturing technology transfer within [***] following the Effective Date (except as extended by mutual written agreement of the Parties), and provide technical assistance, Information, and support [***] for Hansoh to Manufacture or have Manufactured by a Third Party contractor engaged by Hansoh, Licensed Product to the extent it is to be actually used in the Manufacture of Licensed Products in the Hansoh Territory. Hansoh shall pay Keros’ [***] providing such information or assistance pursuant to this Section 7.2, except as otherwise set forth in the Manufacturing Technology Transfer Agreement.”

3.    Except as amended by this Amendment, the Agreement shall remain in full force and effect without modification. After the Amendment Effective Date, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this Amendment. In the event of inconsistency between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.

4.    This Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized officers as of the Amendment Effective Date.

Keros Therapeutics, Inc. By: /s/ Jasbir S. Seehra Name: Jasbir S. Seehra Title: Chief Executive Officer	Hansoh (Shanghai) Healthtech Co., Ltd. By: /s/ Weiyong Sun Name: Weiyong Sun Title: Authorized Representative